UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  February 25, 2013
XRS Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-27166	41-1641815
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

965 Prairie Center Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (952) 707-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported by XRS Corporation (the Company) in a current report on Form 8-K filed August 29, 2012 (file no. 000-27166), the Company received a communication from the NASDAQ Stock Market in August 2012 stating that its common stock was not in compliance with the minimum bid price requirement for continued listing.  On February 25, 2013, the Company received a letter from The NASDAQ Stock Market stating that XRS Corporation has regained compliance with that requirement by maintaining a bid price of $1.00 or greater for at least ten consecutive business days.  As such, the Company's common stock will remain listed on the NASDAQ Capital Market under the symbol XRSC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2013	XRS CORPORATION

	By:	/s/ Michael W. Weber
Michael W. Weber
Chief Financial Officer